                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  David  Allen,  Chief  Executive  Officer and Chief  Financial
Officer of The Millbrook  Press Inc., a Delaware  corporation  (the  "Company"), does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-QSB for the THREE months ended JANUARY 31, 2003 of the Company (the "Report")  fully complies with the  requirements  of Section
13(a) or 15(d)  of the  Securities  Exchange  Act of 1934,  and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 17, 2003                            /s/ David Allen
                                                 ----------------------------
                                                 David Allen
                                                 Chief Executive Officer and
                                                 Chief Financial Officer